Putnam
Growth
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam Growth Opportunities Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth Team

In a difficult period for all areas of the financial markets, growth stocks of large companies faced the greatest challenges during the 12 months ended July 31, 2002. Putnam Growth Opportunities Fund felt the negative effects of a global recession and struggling U.S. economy, and its focus on large-cap stocks was a disadvantage as investors became wary of large companies in the wake of some highly publicized accounting scandals. Despite a difficult fiscal year, your fund remains focused on stocks of companies with sound business models and growth potential that we believe will reward investors over the long term.

For the fiscal year ended July 31, 2002, Putnam Growth Opportunities Fund's performance lagged that of its benchmark, the Russell Top 200 Growth Index, and the average return for funds in its competitive universe, as measured by the Lipper Large-Cap Growth Fund category. This relative underperformance was due in part to the fund's underweight position in the strong-performing consumer staples sector as well as positions in financial services stocks that were hurt by stock market weakness. For complete performance information, please see page 7.

Total return for 12 months ended 7/31/02

      Class A          Class B          Class C           Class M
    NAV     POP       NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -32.84%  -36.70%  -33.31% -36.65%  -33.27% -33.94%  -33.14%  -35.50%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           18.4%

Retail                    10.8%

Software                   8.5%

Conglomerates              8.2%

Electronics                5.6%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* AS YEAR PROGRESSED, NEW CHALLENGES EMERGED

During fiscal 2002, your fund's performance was most affected by difficult market conditions and widespread weakness in large-cap growth stocks. At the start of the fund's fiscal year, the slowdown in the U.S. economy was well underway and had already cast a pall over growth stocks in all sectors of the market. In the late 1990s, many companies had built up inventories and spending in anticipation of continued rapid growth rates. Instead, their growth rates and profits declined dramatically with the severe economic slowdown, which was compounded by the terrorist attacks of September 11. Although the first stocks to decline were those in "new economy" areas such as Internet services, the recession eventually punished even the most well-established large companies.

The second half of the fiscal period delivered still more difficulties for large-cap stocks. As the 2002 calendar year began, investor sentiment took a turn for the worse as concerns mounted about the continued threat of terrorism, geopolitical instability, and allegations of corporate fraud at some major corporations. In the wake of the Enron/Arthur Andersen scandal, there were allegations of misleading accounting by a number of major corporations, which prompted several investigations by the Securities and Exchange Commission (SEC). As a result, investors began to mistrust -- or at least question -- the accounting practices of large, complex companies.

One fund holding directly affected was the stock of conglomerate Tyco International, whose accounting practices are being investigated. The company's stock price declined dramatically as a result of the investigation, and in response to the resignation and arrest of its CEO on charges of tax evasion. At the close of the fiscal year, Tyco represented less than 1% of the fund's net assets.

* PORTFOLIO WAS POSITIONED FOR IMPROVING ENVIRONMENT

Despite stock market volatility, the U.S. economy continued to show signs of improvement during the second half of the fiscal period. And it is important to remember that, over time, stock prices tend to reflect the fundamentals of the economy rather than investor sentiment. Interest rates and inflation have been low, productivity has improved, and the housing, manufacturing, and services sectors have grown. As the economic picture brightened, we positioned the fund's portfolio for a recovery. This included maintaining an underweight position in the consumer staples sector. In a slowing economy, many investors turn to this defensive sector, which includes food, beverage, consumer goods, and tobacco stocks. Despite signs that the economy was strengthening, stocks in this sector continued to perform well as investors remained cautious, and the fund's underweight position detracted from performance.

Fund Profile

Putnam Growth Opportunities Fund seeks capital appreciation by investing in large U.S. companies. The fund targets established companies that are leaders in their industries and have the potential to grow rapidly. The concentrated portfolio may be appropriate for investors who are willing to assume above-average risk in pursuit of above-average growth.

Fund performance was also weakened by positions in financial services stocks such as Merrill Lynch & Co., Inc., The Bank of New York Company, Inc., and Citigroup, Inc. While we believe these are fundamentally solid businesses, they have been pressured by ongoing stock market weakness. Sharp declines in two holdings that have since been sold from the portfolio -- Mirant Corporation, an electric utility, and Dynegy Inc., an energy company -- also detracted from your fund's returns. These companies declined along with many other stocks in the energy sector after the collapse of utility giant Enron Corp.

* HEALTH-CARE STRATEGY PROVED BENEFICIAL

While most defensive stocks were relatively strong, one defensive sector -- pharmaceuticals -- performed poorly during the period. Pharmaceutical companies have faced a number of challenges recently, including a slower and more stringent Food and Drug Administration (FDA) approval process, disappointing sales for several highly anticipated drugs, and an increasing number of medicines whose patent protection will soon expire. Throughout the period, we maintained an underweight position in pharmaceutical stocks relative to the fund's benchmark, which proved beneficial. Within health care, your fund was focused on the services sector, which performed well, especially hospitals and HMOs. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved. Strong performers included HCA Inc., which operates over 184 hospitals, and UnitedHealth Group Inc., an HMO. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co.
Conglomerates

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Wal-Mart Stores, Inc.
Retail

Johnson & Johnson
Pharmaceuticals

Intel Corp.
Electronics

Philip Morris Companies, Inc.
Tobacco

American International Group, Inc.
Insurance

Lowe's Companies, Inc.
Retail

Fannie Mae
Financial

Footnote reads:
These holdings represent 44.4% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.


Your fund also benefited from its positions in Lowe's Companies, Inc., the home improvement retailer, and coffee chain Starbucks Corporation. In technology, despite relative strength in some holdings, the sector as a whole continued to be among the hardest hit by the market decline. The slumping economy of the past two years led consumers and businesses to cut back sharply on technology spending. We still believe that the technology sector has long-term growth potential, especially when businesses resume spending on technology, which will be necessary in order for them to remain competitive.

* POTENTIAL OPPORTUNITIES AMID VOLATILE CONDITIONS

While fiscal 2002 delivered an exceptionally difficult environment for large-cap growth stocks, we remain optimistic about long-term investment opportunities. We believe that many large-cap growth stocks are now trading at attractive prices, and many established large-cap companies have had great success weathering market downturns in the past. The investigations of corporate fraud are prompting companies to more carefully scrutinize their financial statements, while accounting and auditing firms will be more independent and more aggressive, taking further steps to ensure proper accounting practices. We believe that leading large cap growth companies are poised to perform well when the economic environment and investor sentiment improve.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its assets in fewer stocks, which can affect your fund's performance.

The fund is managed by the Putnam Large-Cap Growth Team. The members of the team are Brian O'Toole (Portfolio Leader), David Santos (Portfolio Member), Tony Elavia, and Lee Montag.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                   NAV     POP     NAV   CDSC      NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year          -32.84% -36.70% -33.31% -36.65% -33.27% -33.94% -33.14% -35.50%
------------------------------------------------------------------------------
5 years         -18.38  -23.09  -21.30  -22.87  -21.13  -21.13  -20.40  -23.21
Annual average   -3.98   -5.11   -4.68   -5.06   -4.64   -4.64   -4.46   -5.14
------------------------------------------------------------------------------
Life of fund     44.41   36.09   36.69   36.69   37.54   37.54   38.86   34.04
Annual average    5.53    4.62    4.68    4.68    4.78    4.78    4.93    4.38
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                          Russell Top 200      Russell 1000        Consumer
                           Growth Index*       Growth Index       price index
------------------------------------------------------------------------------
1 year                      -28.67%              -28.75%            1.41%
------------------------------------------------------------------------------
5 years                     -14.75               -14.40            12.02
Annual average               -3.14                -3.06             2.30
------------------------------------------------------------------------------
Life of fund                 52.13                44.30            17.43
Annual average                6.34                 5.52             2.38
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

*This index will replace the Russell 1000 Growth Index as a benchmark for the fund. After a recent review of fund benchmarks, Putnam management has determined that the securities tracked by this index more accurately reflect the types of securities generally held by the fund.




[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95


             Fund's class A          Russell Top 200        Russell 1000        Consumer price
Date          shares at POP           Growth Index          Growth Index            index
10/2/95           9,425                  10,000                10,000              10,000
7/31/96          11,316                  11,382                11,101              10,261
7/31/97          16,673                  17,847                16,857              10,483
7/31/98          21,212                  22,051                20,214              10,659
7/31/99          26,893                  27,486                25,074              10,881
7/31/00          36,931                  33,163                31,186              11,279
7/31/01          20,263                  21,329                20,252              11,580
7/31/02         $13,609                 $15,213               $14,430             $11,743

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $13,669 and $13,754, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,886 ($13,404 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/02

                   Class A         Class B         Class C        Class M
------------------------------------------------------------------------------
Share value:     NAV     POP         NAV             NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01         $16.23  $17.22     $15.76          $15.96      $15.90  $16.48
------------------------------------------------------------------------------
7/31/02          10.90   11.56      10.51           10.65       10.63   11.02
------------------------------------------------------------------------------
*The fund did not make any distributions during this period.

 TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                    Class A         Class B         Class C         Class M
(inception dates   (10/2/95)       (8/1/97)        (2/1/99)        (8/1/97)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year          -32.83% -36.68% -33.31% -36.65% -33.35% -34.02% -33.20% -35.52%
------------------------------------------------------------------------------
5 years          -5.05  -10.53   -8.47  -10.30   -8.38   -8.38   -7.49  -10.70
Annual average   -1.03   -2.20   -1.76   -2.15   -1.73   -1.73   -1.55   -2.24
------------------------------------------------------------------------------
Life of fund     53.69   44.83   45.53   45.53   46.32   46.32   47.74   42.62
Annual average    6.58    5.65    5.72    5.72    5.81    5.81    5.96    5.41
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Growth Opportunities Fund a series of Putnam Investment Funds, including the fund's portfolio, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth Opportunities Fund as of July 31, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG  LLP
Boston, Massachusetts
September 3, 2002



THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (98.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
            176,000 Northrop Grumman Corp.                                                              $19,483,200

Banking (2.1%)
-------------------------------------------------------------------------------------------------------------------
            890,400 Bank of New York Company, Inc. (The)                                                 28,510,608
            295,100 Fifth Third Bancorp                                                                  19,497,257
                                                                                                      -------------
                                                                                                         48,007,865

Beverage (3.8%)
-------------------------------------------------------------------------------------------------------------------
            336,500 Anheuser-Busch Companies, Inc.                                                       17,400,415
            740,300 Coca-Cola Co. (The)                                                                  36,970,582
            719,600 PepsiCo, Inc.                                                                        30,899,624
                                                                                                      -------------
                                                                                                         85,270,621

Biotechnology (2.7%)
-------------------------------------------------------------------------------------------------------------------
            724,700 Amgen, Inc. (NON)                                                                    33,075,308
            119,100 IDEC Pharmaceuticals Corp. (NON)                                                      5,310,669
            802,400 MedImmune, Inc. (NON)                                                                23,863,376
                                                                                                      -------------
                                                                                                         62,249,353

Broadcasting (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,071,600 Echostar Communications Corp. Class A (NON)                                          17,477,796
          1,387,400 Viacom, Inc. Class B (NON)                                                           54,011,482
                                                                                                      -------------
                                                                                                         71,489,278

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
             65,300 Comcast Corp. Class A (NON)                                                           1,364,770

Chemicals (0.9%)
-------------------------------------------------------------------------------------------------------------------
            170,900 3M Co.                                                                               21,504,347

Communications Equipment (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,364,000 Cisco Systems, Inc. (NON)                                                            57,561,160
            621,200 Nokia OYJ ADR (Finland)                                                               7,702,880
            543,600 QUALCOMM, Inc. (NON)                                                                 14,938,128
                                                                                                      -------------
                                                                                                         80,202,168

Computers (5.0%)
-------------------------------------------------------------------------------------------------------------------
          2,298,400 Dell Computer Corp. (NON)                                                            57,299,112
            771,300 EMC Corp. (NON)                                                                       5,784,750
          1,004,300 Hewlett-Packard Co.                                                                  14,210,845
            515,000 IBM Corp.                                                                            36,256,000
                                                                                                      -------------
                                                                                                        113,550,707

Conglomerates (8.2%)
-------------------------------------------------------------------------------------------------------------------
          5,239,200 General Electric Co. (SEG)                                                          168,702,240
          1,260,280 Tyco International, Ltd. (Bermuda)                                                   16,131,584
                                                                                                      -------------
                                                                                                        184,833,824

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
            646,800 Capital One Financial Corp.                                                          20,503,560

Consumer Goods (0.9%)
-------------------------------------------------------------------------------------------------------------------
            409,000 Colgate-Palmolive Co.                                                                21,002,150

Electronics (5.6%)
-------------------------------------------------------------------------------------------------------------------
          4,560,800 Intel Corp.                                                                          85,697,432
          1,149,300 Maxim Integrated Products, Inc. (NON)                                                40,432,374
                                                                                                      -------------
                                                                                                        126,129,806

Energy (0.2%)
-------------------------------------------------------------------------------------------------------------------
            174,720 GlobalSantaFe Corp.                                                                   3,938,189

Financial (4.0%)
-------------------------------------------------------------------------------------------------------------------
            797,300 Citigroup, Inc.                                                                      26,741,442
            854,200 Fannie Mae                                                                           63,971,038
                                                                                                      -------------
                                                                                                         90,712,480

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
            574,600 Kraft Foods, Inc. Class A                                                            21,260,200

Health Care Services (4.9%)
-------------------------------------------------------------------------------------------------------------------
            201,900 Cardinal Health, Inc.                                                                11,629,440
            885,200 HCA, Inc.                                                                            41,604,400
            652,300 UnitedHealth Group, Inc.                                                             57,180,618
                                                                                                      -------------
                                                                                                        110,414,458

Insurance (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,084,500 American International Group, Inc.                                                   69,321,240
             33,000 XL Capital, Ltd. Class A (Bermuda)                                                    2,445,300
                                                                                                      -------------
                                                                                                         71,766,540

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,365,800 Charles Schwab Corp. (The)                                                           21,173,910
            704,100 Merrill Lynch & Company, Inc.                                                        25,101,165
                                                                                                      -------------
                                                                                                         46,275,075

Medical Technology (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,563,400 Medtronic, Inc.                                                                      63,161,360

Pharmaceuticals (18.4%)
-------------------------------------------------------------------------------------------------------------------
            885,200 Abbott Laboratories                                                                  36,656,132
            569,500 Allergan, Inc.                                                                       34,449,055
          1,677,300 Johnson & Johnson                                                                    88,896,900
            688,500 King Pharmaceuticals, Inc. (NON)                                                     14,603,085
            805,000 Lilly (Eli) & Co.                                                                    47,028,100
            968,000 Merck & Company, Inc.                                                                48,012,800
          4,545,200 Pfizer, Inc.                                                                        147,037,220
                                                                                                      -------------
                                                                                                        416,683,292

Restaurants (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,521,900 Starbucks Corp. (NON)                                                                29,874,897

Retail (10.8%)
-------------------------------------------------------------------------------------------------------------------
            276,900 Best Buy Companies, Inc. (NON)                                                        9,110,010
            704,100 Home Depot, Inc. (The)                                                               21,742,608
            253,000 Kohl's Corp. (NON)                                                                   16,698,000
          1,729,000 Lowe's Companies, Inc.                                                               65,442,650
            557,200 TJX Companies, Inc. (The)                                                             9,879,156
          1,879,200 Wal-Mart Stores, Inc.                                                                92,419,056
            840,800 Walgreen Co.                                                                         29,705,464
                                                                                                     --------------
                                                                                                        244,996,944

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
            463,700 KLA-Tencor Corp. (NON)                                                               18,265,143

Software (8.5%)
-------------------------------------------------------------------------------------------------------------------
            258,800 Electronic Arts, Inc. (NON)                                                          15,574,584
          3,126,700 Microsoft Corp. (NON)                                                               150,019,066
          1,413,300 Oracle Corp. (NON)                                                                   14,145,720
            727,300 VERITAS Software Corp. (NON)                                                         12,240,459
                                                                                                     --------------
                                                                                                        191,979,829

Tobacco (3.3%)
-------------------------------------------------------------------------------------------------------------------
          1,599,700 Philip Morris Companies, Inc.                                                        73,666,188
                                                                                                     --------------
                    Total Common Stocks (cost $2,657,091,494)                                        $2,238,586,244

SHORT-TERM INVESTMENTS (2.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $32,611,288 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to
                    1.84% and due dates ranging from August 1, 2002
                    to September 25, 2002 (d)                                                           $32,611,288
         15,184,768 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03%
                    and due dates ranging from August 1, 2002 to
                    September 19, 2002 (d)                                                               15,176,600
                                                                                                     --------------
                    Total Short-Term Investments (cost $47,787,888)                                     $47,787,888
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,704,879,382) (b)                                      $2,286,374,132
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,263,176,115.

  (b) The aggregate identified cost on a tax basis is $2,732,608,060, resulting in gross unrealized appreciation and depreciation of $85,660,340 and $531,894,268, respectively, or net unrealized depreciation of $446,233,928.

(NON) Non-income-producing security.

      ADR, after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2002.

  (d) See footnote 1 to the financial statements.

------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2002
                                    Aggregate Face  Expiration    Unrealized
                      Market Value       Value        Date       Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                 $12,761,000   $11,811,531     Sep-02        $949,469
------------------------------------------------------------------------------
Written Options Outstanding at July 31, 2002
(premiums received $146,445)

                                                Expiration Date/    Market
Contract Amount                                   Strike Price      Value
------------------------------------------------------------------------------
66,870 UnitedHealth Group, Inc. (Call)          Aug 02/95.00 USD    $50,152
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $14,719,630 of securities
on loan (identified cost $2,704,879,382) (Note 1)                            $2,286,374,132
-------------------------------------------------------------------------------------------
Cash                                                                                    352
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           980,008
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,410,455
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   28,513,582
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             84,000
-------------------------------------------------------------------------------------------
Total assets                                                                  2,318,362,529

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 26,601,486
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        7,458,546
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,768,039
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          438,982
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       106,364
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,660
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,119,422
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$146,445) (Note 3)                                                                   50,152
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               15,176,600
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              459,163
-------------------------------------------------------------------------------------------
Total liabilities                                                                55,186,414
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,263,176,115

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                               5,380,273,052
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (2,699,637,449)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (417,459,488)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,263,176,115

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,135,782,836 divided by 104,165,272 shares)                                       $10.90
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.90)*                              $11.56
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($890,130,322 divided by 84,697,309 shares)**                                        $10.51
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($98,836,481 divided by 9,284,558 shares)**                                          $10.65
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,289,776 divided by 3,508,518 shares)                                            $10.63
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.63)*                              $11.02
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($101,136,700 divided by 9,182,084 shares)                                           $11.01
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $22,609)                                       $24,684,417
-------------------------------------------------------------------------------------------
Interest                                                                            754,794
-------------------------------------------------------------------------------------------
Securities lending                                                                  159,300
-------------------------------------------------------------------------------------------
Total investment income                                                          25,598,511

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 18,569,827
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    6,504,314
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   106,122
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     46,894
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             4,142,007
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            13,596,887
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,561,891
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               441,108
-------------------------------------------------------------------------------------------
Other                                                                             3,865,698
-------------------------------------------------------------------------------------------
Total expenses                                                                   48,834,748
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (492,460)
-------------------------------------------------------------------------------------------
Net expenses                                                                     48,342,288
-------------------------------------------------------------------------------------------
Net investment loss                                                             (22,743,777)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                            (1,196,760,424)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (3,843,720)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              1,544,116
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts
and written options during the year                                             (95,610,633)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,294,670,661)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,317,414,438)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(22,743,777)         $(50,774,458)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,199,060,028)       (1,365,814,538)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (95,610,633)       (2,174,006,902)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,317,414,438)       (3,590,595,898)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (802,450,454)          817,141,609
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (2,119,864,892)       (2,773,454,289)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   4,383,041,007         7,156,495,296
-------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment loss
of $-- and $--, respectively)                                      $2,263,176,115        $4,383,041,007
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.23       $29.58       $21.54       $16.99       $13.38
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.11)        (.16)        (.09)        (.07)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.28)      (13.24)        8.20         4.64         3.71
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.33)      (13.35)        8.04         4.55         3.64
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.90       $16.23       $29.58       $21.54       $16.99
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.84)      (45.13)       37.33        26.78        27.23
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,135,783   $2,110,835   $3,177,205   $1,348,515     $287,291
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.12          .99          .97         1.01         1.25(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.34)        (.49)        (.59)        (.48)        (.43)(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.67        87.48        45.65        82.18        70.90
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class A average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                             Aug. 1, 1997+
operating performance                               Year ended July 31                  to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.76       $28.94       $21.23       $16.86       $13.38
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.15)        (.27)        (.37)        (.24)        (.18)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.10)      (12.91)        8.08         4.61         3.69
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.25)      (13.18)        7.71         4.37         3.51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.51       $15.76       $28.94       $21.23       $16.86
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (33.31)      (45.54)       36.32        25.92        26.25*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $890,130   $1,822,567   $3,418,795   $1,539,409     $299,195
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.74         1.72         1.76         2.00*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.09)       (1.25)       (1.34)       (1.23)       (1.19)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.67        87.48        45.65        82.18        70.90
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class B average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Feb. 1, 1999+
operating performance                         Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.96       $29.32       $21.50       $21.24
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.15)        (.27)        (.38)        (.12)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.16)      (13.09)        8.20          .38
----------------------------------------------------------------------------------------
Total from
investment operations                  (5.31)      (13.36)        7.82          .26
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.65       $15.96       $29.32       $21.50
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (33.27)      (45.57)       36.37         1.22*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $98,836     $212,621     $320,460      $70,286
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.87         1.74         1.72          .88*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.09)       (1.24)       (1.35)        (.63)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.67        87.48        45.65        82.18
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              Aug. 1, 1997+
operating performance                               Year ended July 31                   to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $15.90       $29.15       $21.34       $16.91       $13.38
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.11)        (.22)        (.30)        (.19)        (.14)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.16)      (13.03)        8.11         4.62         3.70
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.27)      (13.25)        7.81         4.43         3.56
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --           --           --         (.03)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.63       $15.90       $29.15       $21.34       $16.91
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)               (33.14)      (45.46)       36.60        26.20        26.63*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,290      $80,815     $164,703      $90,285      $24,769
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.62         1.49         1.47         1.51         1.75*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.84)       (1.00)       (1.08)        (.98)        (.93)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.67        87.48        45.65        82.18        70.90
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. For periods prior to July 31, 1999 an expense limitation was in effect. Without the limitation, the total return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the class reflect a reduction, based on class M average net assets, of 0.04% for the period ended July
    31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  July 1, 1999+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.35       $29.73       $21.55       $22.27
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.04)        (.10)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.33)      (13.34)        8.28         (.72)
----------------------------------------------------------------------------------------
Total from
investment operations                  (5.34)      (13.38)        8.18         (.72)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $11.01       $16.35       $29.73       $21.55
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.66)      (45.01)       37.96        (3.23)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $101,137     $156,203      $75,332      $20,808
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87          .74          .72          .06*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.09)        (.20)        (.34)        (.02)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 56.67        87.48        45.65        82.18
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Net investment loss was less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Growth Opportunities Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of large companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC, believes will offer above-average growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRA's), certain college savings plans, bank trust departments and trust companies and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $14,719,630. The fund received cash collateral of $15,176,600 which is pooled with collateral of other Putnam funds into 33 issuers of high grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $2,134,488,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $506,000    July 31, 2006
    28,172,000    July 31, 2007
    62,483,000    July 31, 2008
    32,874,000    July 31, 2009
 2,010,453,000    July 31, 2010

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $22,743,777 to decrease accumulated net investment loss and $22,743,777 to decrease paid-in-capital.

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002 the fund's expenses were reduced by $492,460 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,576 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $427,817 and $12,775 from the sale of class A and class M shares, respectively, and received $4,095,308 and $26,748 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $41,733 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,875,530,119 and $2,627,124,706, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                               1,466,170           1,691,630
Options expired                             (1,292,395)         (1,438,600)
Options closed                                (106,905)           (106,585)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                     66,870            $146,445
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,065,816        $398,888,613
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            29,065,816         398,888,613

Shares repurchased                         (54,991,650)       (733,113,715)
---------------------------------------------------------------------------
Net decrease                               (25,925,834)      $(334,225,102)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 56,706,552      $1,283,978,072
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            56,706,552       1,283,978,072

Shares repurchased                         (34,024,199)       (698,158,582)
---------------------------------------------------------------------------
Net increase                                22,682,353        $585,819,490
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,795,191        $132,132,346
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,795,191         132,132,346

Shares repurchased                         (40,760,091)       (524,004,243)
---------------------------------------------------------------------------
Net decrease                               (30,964,900)      $(391,871,897)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,248,564        $583,174,556
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            25,248,564         583,174,556

Shares repurchased                         (27,704,392)       (550,695,651)
---------------------------------------------------------------------------
Net increase (decrease)                     (2,455,828)        $32,478,905
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,377,252         $18,905,617
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,377,252          18,905,617

Shares repurchased                          (5,414,649)        (71,167,115)
---------------------------------------------------------------------------
Net decrease                                (4,037,397)       $(52,261,498)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,683,645        $133,926,249
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,683,645         133,926,249

Shares repurchased                          (3,293,253)        (65,780,419)
---------------------------------------------------------------------------
Net increase                                 2,390,392         $68,145,830
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    677,127          $9,130,596
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               677,127           9,130,596

Shares repurchased                          (2,251,113)        (29,395,516)
---------------------------------------------------------------------------
Net decrease                                (1,573,986)       $(20,264,920)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,144,861         $26,359,062
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,144,861          26,359,062

Shares repurchased                          (1,712,536)        (35,405,009)
---------------------------------------------------------------------------
Net decrease                                  (567,675)        $(9,045,947)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,025,903         $54,818,684
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,025,903          54,818,684

Shares repurchased                          (4,398,037)        (58,645,721)
---------------------------------------------------------------------------
Net decrease                                  (372,134)        $(3,827,037)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,192,173        $184,497,355
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             9,192,173         184,497,355

Shares repurchased                          (2,171,651)        (44,754,024)
---------------------------------------------------------------------------
Net increase                                 7,020,522        $139,743,331
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen Oristaglio                 Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998,
Vice President                                                   Managing Director, Swiss Bank Corp.

Brian P. O'Toole                   Since 2002                    Managing Director of Putnam Management.
(7/23/63),                                                       Prior to June 2002, Managing Director,
Vice President                                                   Citigroup Asset Management

David J. Santos                    Since 1999                    Senior Managing Director of Putnam
(12/28/57),                                                      Management
Vice President
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Brian O'Toole
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN061-83990  2AP/2HJ/2HK/2HL  9/02



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Growth Opportunities
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/01

                                                         NAV
1 year                                                -32.66%
5 years                                               -17.55%
Annual average                                         -3.79%
Life of fund (since class A inception, 10/02/95)       45.87%
Annual average                                          5.69%

Share value:                                             NAV
7/31/01                                                $16.35
7/31/02                                                $11.01
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Putnam
Research
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

[GRAPHIC OMITTED: FEATHER]

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam Research Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find an explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Equity Research
and U.S. Core teams

Putnam Research Fund closed the books on its 2002 fiscal year on July 31, 2002. During the preceding 12 months, volatile equity markets struggled to overcome the negative effects of economic recession, terrorist attacks on U.S. soil, a blossoming war on terrorism, restiveness in the Middle East, and a crisis of confidence in the nation's corporate executives. Overall, investors pulled money out of equity investments and sought safety in fixed-income securities. As a result, the major equity indexes experienced losses for the period. Many high-quality companies saw their capitalizations crushed by the weight of investor pessimism.Your fund's one-year return reflects the challenges of investing in a sustained bear market. The fund lagged its benchmark, the Standard and Poor's 500 Index [REGISTRATION MARK], as well as the average return for its peer group, the Lipper Large-Cap Core Funds category. As you will read, we attribute the fund's underperformance mainly to a handful of stocks that were particularly hard hit. While it is always disappointing to report a negative return, we strongly believe that the fund's disciplined stock selection, portfolio construction, and risk control measures were instrumental in limiting losses.

Total return for 12 months ended 7/31/02

      Class A          Class B          Class C            Class M
    NAV     POP       NAV   CDSC       NAV   CDSC        NAV     POP
-----------------------------------------------------------------------
  -27.67%  -31.83%  -28.21% -31.80%  -28.24%  -28.96%  -28.04%  -30.57%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals          9.2%

Financial                6.9%

Retail                   6.8%

Software                 6.7%

Oil and gas              6.1%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.

* FUNDAMENTAL RESEARCH AND CONVICTION UNDERLIE STOCK SELECTION

As a reminder, the fund's portfolio represents a selection of stocks recommended by approximately 60 Putnam equity analysts, each of whom has expertise in a particular industry or sector. Analysts strive to understand, in great detail, the companies they cover and will recommend stocks that appear to offer more upside potential than downside risk. A stock's valuation is central to the selection decision. It reflects a company's business fundamentals, its competitive standing in its industry, the prospects for the industry and the sector, and the economic outlook. In addition, analysts consider other potential performance catalysts (e.g., earnings estimate revisions) when adding a stock to the fund. The fund's investment process emphasizes separating winners from losers within each sector. As a result, thematic tilts toward particular sectors, styles (growth vs. value), or capitalizations (large vs. small) are tightly controlled. Once selected, stocks are subject to disciplined portfolio construction and risk-control measures, which seek to strike an appropriate balance between the portfolio's aggregate risks and potential rewards.


Fund Profile

Putnam Research Fund seeks capital appreciation by investing primarily in common stocks recommended by members of Putnam's Global Equity Research and U.S. Core teams. The portfolio typically consists of large U.S.-based companies believed to offer strong growth potential and may contain both growth and value stocks. The fund may be appropriate for investors seeking long-term growth of capital.

As can be expected from a diversified fund, the portfolio included both winners and losers. During this reporting period, material losses in a few positions undermined our ability to outperform the market. Notwithstanding the portfolio's disappointing return for the period, we believe the fund's fundamentally-driven, disciplined strategy will outperform the market over time.

* TYCO, COMPUTER ASSOCIATES, PROVIDIAN LED LOSSES

Although other stocks contributed negatively to fund performance, Tyco, Providian, and Computer Associates were the main detractors during the period. Based on available facts, the fund's analysts initially believed that all three represented attractive opportunities. In each case, unexpected and unfavorable news caused the stocks to decline rapidly. In the cases of Tyco and Computer Associates, questions surrounding accounting practices led many investors, spooked by other high-profile cases of suspect accounting, to sell their positions and drive down the stock price. Despite the losses, we continue to have faith in the long-term prospects of these companies and believe their stocks offer strong appreciation potential. We continue to hold our shares, as it is our opinion that both companies have viable business models, healthy cash flow, and attractive fundamentals that indicate the stocks are currently significantly undervalued.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Microsoft Corp.
Software

Johnson & Johnson
Pharmaceuticals

Hewlett-Packard Co.
Computers

Philip Morris Companies, Inc.
Tobacco

Intel Corp.
Electronics

Freddie Mac
Financial

American International Group, Inc.
Insurance

U.S. Bancorp
Banking

Footnote reads:
These holdings represent 31.5% of the fund's net assets as of 7/31/02. Portfolio holdings will vary over time.

In contrast, the portfolio no longer holds shares of Providian. This consumer finance company lends money to customers with above-average credit risk. When the company announced that its losses from bad loans were higher than expected, a sell-off ensued and Providian's capitalization nearly evaporated. In light of the new information, our opinion of the stock turned negative and we liquidated the position.

* PHILIP MORRIS, KRAFT CONTRIBUTED POSITIVELY

Consumer-staples stocks, including Philip Morris and Kraft Foods, offered moderate growth with only moderate risk -- an attractive choice in such a troubled market. Historically, demand for food products and tobacco has tended to remain constant, even during market downturns. Philip Morris, the manufacturer of cigarette brands such as Marlboro, Virginia Slims, L&M, and Merit, owns a controlling share of Kraft common stock. Kraft includes among its stable of brands best sellers Oscar Mayer, Nabisco, Maxwell House, and Philadelphia.

When considering the entire universe of stocks, the decision to avoid certain stocks is as important as the decision to buy. Based on careful analyses, many well-known stocks were deemed unsuitable for the portfolio. The fund's equity analysts added value by correctly assessing and avoiding or limiting exposure to GE, Enron, WorldCom, Rational Software, and Oracle.

* CURRENT ENVIRONMENT APPEARS TO OFFER MORE OPPORTUNITIES

Over the past year, investor overreaction, in the form of steep sell-offs, has created numerous opportunities in equity markets. In many cases, we now see dramatic disparities between what we consider companies' intrinsic values and their stock prices. Compared to a year ago, the portfolio holds stocks of many more companies. Management will remain flexible and adjust the number of holdings in an effort to achieve better returns.

Economic indicators suggest that a recovery is indeed underway, although its progress has been uneven in recent months. Productivity is up, but consumer confidence is down. Inflation remains low, and Federal Reserve Board policy has now tilted back toward further reductions in short-term interest rates, which, after 11 rate cuts in 2001, are already at 41-year lows. A low-interest, non-inflationary environment has historically benefited corporate growth and profitability.

While the timing of a recovery cannot be known, we do not doubt that the economy will regain its strength over time. As the recovery becomes more firmly established and investor confidence in equity markets is restored, we expect market behavior to revert to more normal trends. We are confident that our active portfolio management and stock-selection expertise, which is aimed at taking advantage of today's abundant opportunities, will reward shareholders who remain committed to their long-term investment plans.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Global Equity Research and U.S. Core teams. The members of the Global Equity Research Team are Steve Gorman (Portfolio Leader), William Landes, and the global equity research analysts. The members of the U.S. Core Team are James Wiess (Portfolio Member), Paul Warren, Richard Cervone, Kevin Divney, Richard England, Paul Marrkand, Michael Nance, Justin Scott, and Manuel Weiss.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C        Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)       (6/15/98)
                   NAV     POP     NAV    CDSC     NAV   CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -27.67% -31.83% -28.21% -31.80% -28.24% -28.96% -28.04% -30.57%
------------------------------------------------------------------------------
5 years           4.54   -1.48    0.13   -1.32    0.65    0.65    1.89   -1.64
Annual average    0.89   -0.30    0.02   -0.27    0.13    0.13    0.38   -0.38
------------------------------------------------------------------------------
Life of fund     80.33   69.93   70.33   70.33   71.21   71.21   74.07   68.02
Annual average    9.02    8.07    8.11    8.11    8.19    8.19    8.46    7.90
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                            S&P 500               Consumer
                             Index               price index
------------------------------------------------------------------------------
1 year                      -23.63%                 1.41%
------------------------------------------------------------------------------
5 years                       2.23                 12.02
Annual average                0.44                  2.30
------------------------------------------------------------------------------
Life of fund                 74.32                 17.43
Annual average                8.48                  2.38
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/2/95

                Fund's class A            S & P 500           Consumer price
Date             shares at POP              Index                 index

10/2/95              9,425                 10,000                 10,000
7/31/96             10,864                 11,208                 10,261
7/31/97             16,255                 17,052                 10,483
7/31/98             19,180                 20,340                 10,659
7/31/99             23,701                 24,450                 10,881
7/31/00             28,279                 26,644                 11,279
7/31/01             23,493                 22,826                 11,580
7/31/02            $16,993                $17,432                $11,743

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,033 and $17,121, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,407 ($16,802 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/02

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1            --            --            --
------------------------------------------------------------------------------
Income                 $0.0004         --            --            --
------------------------------------------------------------------------------
Capital gains             --           --            --            --
------------------------------------------------------------------------------
Return of capital*      0.0036         --            --            --
------------------------------------------------------------------------------
  Total                $0.0040         --            --            --
------------------------------------------------------------------------------
Share value:         NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01            $14.23  $15.10    $13.86        $13.95     $13.98  $14.49
------------------------------------------------------------------------------
7/31/02             10.29   10.92      9.95         10.01      10.06   10.42
------------------------------------------------------------------------------

*See page 33 for more information.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B        Class C         Class M
(inception dates)   (10/2/95)       (6/15/98)       (2/1/99)       (6/15/98)
                   NAV     POP     NAV    CDSC     NAV   CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -22.90% -27.31% -23.44% -27.27% -23.45% -24.22% -23.25% -25.92%
------------------------------------------------------------------------------
5 years          24.92   17.75   19.76   18.03   20.32   20.32   21.85   17.62
Annual average    4.55    3.32    3.67    3.37    3.77    3.77    4.03    3.30
------------------------------------------------------------------------------
Life of fund     98.03   86.61   87.27   87.27   88.15   88.15   91.37   84.73
Annual average   10.67    9.69    9.75    9.75    9.83    9.83   10.11    9.53
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged index of common stock performance. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                               KPMG  LLP
Boston, Massachusetts
September 4, 2002



THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (98.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Airlines (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,547,900 Southwest Airlines Co.                                                              $21,376,499

Banking (5.6%)
-------------------------------------------------------------------------------------------------------------------
             75,800 Bank of America Corp.                                                                 5,040,700
            435,800 Bank of New York Company, Inc. (The)                                                 13,954,316
             99,200 Comerica, Inc.                                                                        5,769,472
            115,400 Greenpoint Financial Corp.                                                            5,573,820
          1,700,500 U.S. Bancorp                                                                         36,373,695
            135,500 Washington Mutual, Inc.                                                               5,069,055
            103,200 Wells Fargo & Co.                                                                     5,248,752
            321,600 Zions Bancorporation                                                                 16,244,016
                                                                                                      -------------
                                                                                                         93,273,826

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
            129,700 PepsiCo, Inc.                                                                         5,569,318

Biotechnology (1.6%)
-------------------------------------------------------------------------------------------------------------------
            433,700 Amgen, Inc. (NON)                                                                    19,794,068
            232,300 MedImmune, Inc. (NON)                                                                 6,908,602
                                                                                                      -------------
                                                                                                         26,702,670

Broadcasting (2.0%)
-------------------------------------------------------------------------------------------------------------------
            759,800 Echostar Communications Corp. Class A (NON)                                          12,392,338
            552,300 Viacom, Inc. Class B (NON)                                                           21,501,039
                                                                                                      -------------
                                                                                                         33,893,377

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            188,400 Comcast Corp. Class A (NON)                                                           3,937,560

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             67,800 Ciba Specialty Chemicals AG (Switzerland)                                             4,690,854

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            528,800 Nokia OYJ ADR (Finland)                                                               6,557,120
          3,308,200 Nortel Networks Corp. (Canada) (NON)                                                  3,208,954
                                                                                                      -------------
                                                                                                          9,766,074

Computers (4.9%)
-------------------------------------------------------------------------------------------------------------------
            893,500 Dell Computer Corp. (NON)                                                            22,274,955
          3,264,800 Hewlett-Packard Co.                                                                  46,196,920
            265,100 Lexmark International, Inc. (NON)                                                    12,958,088
                                                                                                      -------------
                                                                                                         81,429,963

Conglomerates (2.9%)
-------------------------------------------------------------------------------------------------------------------
            639,500 Honeywell International, Inc.                                                        20,694,220
          2,127,900 Tyco International, Ltd. (Bermuda)                                                   27,237,120
                                                                                                      -------------
                                                                                                         47,931,340

Consumer Finance (3.7%)
-------------------------------------------------------------------------------------------------------------------
            443,800 Capital One Financial Corp.                                                          14,068,460
            483,400 Household International, Inc.                                                        20,626,678
          1,388,900 MBNA Corp.                                                                           26,930,771
                                                                                                      -------------
                                                                                                         61,625,909

Consumer Goods (2.5%)
-------------------------------------------------------------------------------------------------------------------
            458,900 Colgate-Palmolive Co.                                                                23,564,515
            308,100 Kimberly-Clark Corp.                                                                 18,809,505
                                                                                                      -------------
                                                                                                         42,374,020

Distribution (1.2%)
-------------------------------------------------------------------------------------------------------------------
            741,600 SYSCO Corp.                                                                          19,318,680

Electric Utilities (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,194,300 Edison International (NON)                                                           15,645,330
          1,200,700 PG&E Corp. (NON)                                                                     16,689,730
          1,171,200 Reliant Energy, Inc.                                                                 11,782,272
                                                                                                      -------------
                                                                                                         44,117,332

Electrical Equipment (1.7%)
-------------------------------------------------------------------------------------------------------------------
            960,287 ABB, Ltd. (Switzerland) (NON)                                                         5,133,630
            440,200 Emerson Electric Co.                                                                 22,428,190
                                                                                                      -------------
                                                                                                         27,561,820

Electronics (2.7%)
-------------------------------------------------------------------------------------------------------------------
            205,200 Agilent Technologies, Inc. (NON)                                                      3,874,176
          2,210,000 Intel Corp.                                                                          41,525,900
                                                                                                      -------------
                                                                                                         45,400,076

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
            270,300 GlobalSantaFe Corp.                                                                   6,092,562

Financial (6.9%)
-------------------------------------------------------------------------------------------------------------------
          2,271,400 Citigroup, Inc. (SEG)                                                                76,182,756
            637,600 Freddie Mac                                                                          39,499,320
                                                                                                      -------------
                                                                                                        115,682,076

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            124,900 General Mills, Inc.                                                                   5,177,105
            210,100 Kraft Foods, Inc. Class A                                                             7,773,700
                                                                                                      -------------
                                                                                                         12,950,805

Gaming & Lottery (1.2%)
-------------------------------------------------------------------------------------------------------------------
            333,900 International Game Technology (NON)                                                  19,449,675

Health Care Services (3.2%)
-------------------------------------------------------------------------------------------------------------------
            163,200 AmerisourceBergen Corp.                                                              10,932,768
            486,100 Cardinal Health, Inc.                                                                27,999,360
             86,300 HCA, Inc.                                                                             4,056,100
            136,792 Wellpoint Health Networks, Inc. (NON)                                                 9,780,628
                                                                                                      -------------
                                                                                                         52,768,856

Insurance (4.6%)
-------------------------------------------------------------------------------------------------------------------
            609,700 ACE, Ltd. (Bermuda)                                                                  19,309,199
            602,400 American International Group, Inc.                                                   38,505,408
            249,700 XL Capital, Ltd. Class A (Bermuda)                                                   18,502,770
                                                                                                      -------------
                                                                                                         76,317,377

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------------------------------------------
            115,900 Goldman Sachs Group, Inc. (The)                                                       8,478,085

Lodging/Tourism (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,201,300 Hilton Hotels Corp.                                                                  14,679,886
            862,300 Royal Caribbean Cruises, Ltd.                                                        17,090,786
                                                                                                      -------------
                                                                                                         31,770,672

Machinery (1.8%)
-------------------------------------------------------------------------------------------------------------------
            428,500 Ingersoll-Rand Co. Class A (Bermuda)                                                 16,450,115
            338,100 Parker-Hannifin Corp.                                                                13,611,906
                                                                                                      -------------
                                                                                                         30,062,021

Media (3.0%)
-------------------------------------------------------------------------------------------------------------------
            513,800 Fox Entertainment Group, Inc. Class A (NON)                                          10,250,310
          2,095,200 Liberty Media Corp. Class A (NON)                                                    16,468,272
          1,301,100 Walt Disney Co. (The)                                                                23,068,503
                                                                                                      -------------
                                                                                                         49,787,085

Medical Technology (1.3%)
-------------------------------------------------------------------------------------------------------------------
            517,900 Medtronic, Inc.                                                                      20,923,160

Oil & Gas (6.1%)
-------------------------------------------------------------------------------------------------------------------
            393,800 BP PLC ADR (United Kingdom)                                                          18,272,320
            164,800 Burlington Resources, Inc.                                                            6,023,440
          2,097,064 Exxon Mobil Corp.                                                                    77,088,073
             11,900 TotalFinaElf SA ADR (France)                                                            863,345
                                                                                                      -------------
                                                                                                        102,247,178

Paper & Forest Products (1.9%)
-------------------------------------------------------------------------------------------------------------------
            575,500 Smurfit-Stone Container Corp. (NON)                                                   8,298,710
            403,200 Weyerhaeuser Co.                                                                     23,688,000
                                                                                                      -------------
                                                                                                         31,986,710

Pharmaceuticals (9.2%)
-------------------------------------------------------------------------------------------------------------------
            131,400 Abbott Laboratories                                                                   5,441,274
            186,700 Allergan, Inc.                                                                       11,293,483
            369,000 Andrx Group (NON)                                                                     8,188,110
            139,800 AstraZeneca PLC ADR (United Kingdom)                                                  5,115,282
          1,022,200 Johnson & Johnson                                                                    54,176,600
            125,700 Novartis AG ADR (Switzerland)                                                         5,170,041
            539,100 Pfizer, Inc.                                                                         17,439,885
            579,400 Pharmacia Corp.                                                                      25,922,356
            626,000 Schering-Plough Corp.                                                                15,963,000
            106,600 Wyeth                                                                                 4,253,340
                                                                                                      -------------
                                                                                                        152,963,371

Railroads (1.1%)
-------------------------------------------------------------------------------------------------------------------
            320,200 Union Pacific Corp.                                                                  18,786,134

Real Estate (0.3%)
-------------------------------------------------------------------------------------------------------------------
            199,000 Equity Office Properties Trust (R)                                                    5,249,620

Regional Bells (2.5%)
-------------------------------------------------------------------------------------------------------------------
            858,100 BellSouth Corp.                                                                      23,039,985
            693,068 SBC Communications, Inc.                                                             19,170,261
                                                                                                      -------------
                                                                                                         42,210,246

Retail (6.8%)
-------------------------------------------------------------------------------------------------------------------
            888,400 JC Penney Company, Inc.                                                              15,635,840
            192,400 Kohl's Corp. (NON)                                                                   12,698,400
            840,200 Lowe's Companies, Inc.                                                               31,801,570
          1,108,400 Office Depot, Inc. (NON)                                                             14,387,032
            563,400 Target Corp.                                                                         18,789,390
          1,094,700 TJX Companies, Inc. (The)                                                            19,409,031
                                                                                                      -------------
                                                                                                        112,721,263

Software (6.7%)
-------------------------------------------------------------------------------------------------------------------
            810,500 BMC Software, Inc. (NON)                                                             10,901,225
          1,368,300 Computer Associates International, Inc.                                              12,779,922
          1,484,300 Microsoft Corp. (NON)                                                                71,216,714
            885,800 PeopleSoft, Inc. (NON)                                                               15,926,684
                                                                                                      -------------
                                                                                                        110,824,545

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,227,300 KPMG Consulting, Inc. (NON)                                                          12,935,742

Telecommunications (0.3%)
-------------------------------------------------------------------------------------------------------------------
            218,800 CenturyTel, Inc.                                                                      5,820,080

Tobacco (2.6%)
-------------------------------------------------------------------------------------------------------------------
            956,800 Philip Morris Companies, Inc.                                                        44,060,640

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
            493,800 Waste Management, Inc.                                                               11,688,246
                                                                                                     --------------
                    Total Common Stocks (cost $1,988,255,123)                                        $1,644,745,467

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $19,897,538)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $19,908,247 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 2.03%
                    and due dates ranging from August 1, 2002 to
                    September 19, 2002 (d)                                                              $19,897,538
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,008,152,661) (b)                                      $1,664,643,005
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,665,910,858.

  (b) The aggregate identified cost on a tax basis is $2,041,630,007, resulting in gross unrealized appreciation and depreciation of $25,955,960 and $402,942,962, respectively, or net unrealized depreciation of $376,987,002.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2002.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Forward Currency Contracts to Buy at July 31, 2002
(aggregate face value $32,301,649)
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
British Pounds         $11,922,959     $11,902,816     9/18/02         $20,143
Canadian Dollars           815,224         821,829     9/18/02          (6,605)
Euro                    19,399,929      19,577,004     9/18/02        (177,075)
------------------------------------------------------------------------------
                                                                     $(163,537)
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Forward Currency Contracts to Sell at July 31, 2002
(aggregate face value $72,644,546)
                                                                   Unrealized
                           Market     Aggregate Face  Delivery    Appreciation/
                           Value          Value         Date     (Depreciation)
------------------------------------------------------------------------------
British Pounds         $35,067,888     $34,353,196     9/18/02       $(714,692)
Canadian Dollars         4,162,497       4,263,563     9/18/02         101,066
Euro                    20,099,959      20,716,513     9/18/02         616,554
Swiss Francs            13,324,457      13,311,274     9/18/02         (13,183)
------------------------------------------------------------------------------
                                                                      $(10,255)
------------------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2002

                           Market    Aggregate Face   Expiration   Unrealized
                           Value          Value         Date      Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                 $16,407,000     $16,319,925      Sep-02         $87,075
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $8,815,659 of securities on
loan (identified cost $2,008,152,661) (Note 1)                               $1,664,643,005
-------------------------------------------------------------------------------------------
Cash                                                                              2,346,815
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,565,583
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,314,845
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   56,398,789
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             81,476
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                             787,544
-------------------------------------------------------------------------------------------
Total assets                                                                  1,727,138,057

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 31,996,310
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,293,161
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,664,924
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          303,957
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        31,454
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,606
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              803,591
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                961,336
-------------------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                              102,729
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                               19,897,538
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              167,593
-------------------------------------------------------------------------------------------
Total liabilities                                                                61,227,199
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,665,910,858

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,696,008,089
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (102,729)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (686,398,127)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (343,596,375)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,665,910,858

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($841,789,132 divided by 81,825,690 shares)                                          $10.29
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.29)*                              $10.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($597,784,407 divided by 60,068,886 shares)**                                         $9.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($84,065,133 divided by 8,396,876 shares)**                                          $10.01
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($38,492,883 divided by 3,824,814 shares)                                            $10.06
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.06)*                              $10.42
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($103,779,303 divided by 10,047,669 shares)                                          $10.33
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $211,394)                                      $28,574,364
-------------------------------------------------------------------------------------------
Interest                                                                            721,020
-------------------------------------------------------------------------------------------
Securities lending                                                                   89,894
-------------------------------------------------------------------------------------------
Total investment income                                                          29,385,278

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,871,308
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,501,633
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    53,718
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,816
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,683,454
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             8,260,479
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,168,676
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               394,344
-------------------------------------------------------------------------------------------
Other                                                                             1,661,077
-------------------------------------------------------------------------------------------
Total expenses                                                                   29,622,505
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (302,333)
-------------------------------------------------------------------------------------------
Net expenses                                                                     29,320,172
-------------------------------------------------------------------------------------------
Net investment income                                                                65,106
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (410,888,761)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (102,729)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (4,016,719)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                 29,067
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in foreign
currencies during the year                                                         (173,794)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the year                                                                (267,889,613)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (683,042,549)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(682,977,443)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                 --------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                              $65,106           $(1,265,235)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                         (414,979,142)         (244,514,149)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                    (268,063,407)         (194,689,230)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (682,977,443)         (440,468,614)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                (37,813)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                                (27,294)                   --
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --           (67,572,906)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (64,115,489)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (8,314,710)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (4,333,939)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --            (2,637,825)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --           (19,604,151)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --           (18,601,091)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (2,412,252)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --            (1,257,356)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (765,282)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (302,100)             (170,240)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (161,530)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (20,948)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --               (10,919)
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (218,067)               (6,645)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (53,504,651)        1,005,367,463
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (737,067,368)          374,913,566

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   2,402,978,226         2,028,064,660
-------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of net investment
income of $102,729 and $--, respectively)                          $1,665,910,858        $2,402,978,226
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.23       $18.69       $16.60       $13.49       $13.58
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .04          .05          .01          .02          .02(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.98)       (2.98)        3.10         3.15         2.03
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.94)       (2.93)        3.11         3.17         2.05
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --(d)        --           --           --         (.08)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)        (.06)       (2.06)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --(d)     (1.53)       (1.02)        (.06)       (2.14)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.29       $14.23       $18.69       $16.60       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (27.67)      (16.93)       19.32        23.57        18.00
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $841,789   $1,152,135     $913,312     $475,954      $90,282
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.04         1.05         1.07         1.08         1.04(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .33          .31          .02          .10          .28(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                149.58       162.94       159.24       126.14       129.01
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.10% based on average net assets per class A share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              June 15, 1998+
operating performance                               Year ended July 31                   to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.86       $18.38       $16.46       $13.49       $13.00
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.07)        (.13)        (.11)        (.01)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.86)       (2.92)        3.07         3.14          .50
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.91)       (2.99)        2.94         3.03          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.95       $13.86       $18.38       $16.46       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.21)      (17.58)       18.41        22.53         3.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $597,784     $960,638     $906,430     $494,452      $66,317
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.79         1.80         1.82         1.83          .26*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.41)        (.44)        (.73)        (.66)        (.12)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                149.58       162.94       159.24       126.14       129.01
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets per class B share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Feb. 1, 1999+
operating performance                         Year ended July 31            to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.95       $18.49       $16.55       $15.81
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.07)        (.13)        (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.89)       (2.94)        3.09          .79
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.94)       (3.01)        2.96          .74
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)          --
----------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --
----------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.01       $13.95       $18.49       $16.55
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.24)      (17.58)       18.43         4.68*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $84,065     $136,897     $106,087      $31,963
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.79         1.80         1.82          .91*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.41)        (.44)        (.73)        (.35)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                149.58       162.94       159.24       126.14
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              June 15, 1998+
operating performance                               Year ended July 31                   to July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.98       $18.48       $16.51       $13.49       $13.00
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.02)        (.03)        (.08)        (.06)        (.01)(e)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.90)       (2.94)        3.07         3.14          .50
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.92)       (2.97)        2.99         3.08          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --(d)        --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (1.53)       (1.02)        (.06)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.06       $13.98       $18.48       $16.51       $13.49
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.04)      (17.36)       18.67        22.90         3.77*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $38,493      $62,268      $62,834      $42,359       $7,244
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.54         1.55         1.57         1.58          .23*(e)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)        (.19)        (.47)        (.40)        (.08)*(e)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                149.58       162.94       159.24       126.14       129.01
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. Total return for 1998 reflects an expense limitation. Without the limitation, the return would have been lower.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses reflect a reduction of 0.02% based on average net assets per class M share for the period ended July 31, 1998.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    April 4, 2000+
operating performance                  Year ended July 31      to July 31
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.28       $18.71       $18.94
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income (a)                .07          .09          .01
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (3.98)       (2.99)        (.24)
---------------------------------------------------------------------------
Total from
investment operations                  (3.91)       (2.90)        (.23)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net investment income              (.01)          --           --
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (1.53)          --
---------------------------------------------------------------------------
From return of capital                  (.03)          --(d)        --
---------------------------------------------------------------------------
Total distributions                     (.04)       (1.53)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.33       $14.28       $18.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (27.47)      (16.74)       (1.21)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $103,779      $91,040      $39,402
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .79          .80          .27*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57          .56          .08*
---------------------------------------------------------------------------
Portfolio turnover (%)                149.58       162.94       159.24
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam Research Fund (the "fund") is one of a series of Putnam
Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management, LLC ("Putnam Management"), an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At July 31, 2002, the value of securities loaned amounted to $8,815,659. The fund received cash collateral of $19,897,538 which is pooled with collateral of other Putnam funds into 33 issuers of high-grade short-term investments.

I) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $450,679,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on July 31, 2010.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, and realized and unrealized gains and losses on certain futures contracts. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $102,728 to increase distributions in excess of net investment income, with a decrease to accumulated net realized losses of $102,728.

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The base fee is subject to a performance adjustment based on the investment performance of the fund compared to changes in the value of the Standard & Poor's 500 ("S&P 500") composite Stock Price Index. Performance will be calculated for these purposes at the beginning of each fiscal quarter, for the thirty-six month period immediately preceding such quarter or the life of the fund, if shorter. The applicable base fee will be increased or decreased for each calendar quarter by an incentive payment or penalty at the annual rate of 0.01% of the fund's average net assets for each 1.00% increment by which the fund outperforms or underperforms the S&P 500 in excess of 3.00%, subject to a maximum increase or decrease of 0.07% of average net assets. There was no such adjustment for the calendar quarter which began on July 1, 2002.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $302,333 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,102 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $425,337 and $14,138 from the sale of class A and class M shares, respectively, and received $1,807,639 and $21,993 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $29,769 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,157,471,239 and $3,232,584,622, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                                  52,250              29,755
Options expired                                (17,850)             (7,395)
Options closed                                 (34,400)            (22,360)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                         --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 33,267,727        $420,981,488
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                24,220             325,008
---------------------------------------------------------------------------
                                            33,291,947         421,306,496

Shares repurchased                         (32,445,690)       (394,572,022)
---------------------------------------------------------------------------
Net increase                                   846,257         $26,734,474
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 42,507,899        $682,320,038
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             5,022,412          84,225,842
---------------------------------------------------------------------------
                                            47,530,311         766,545,880

Shares repurchased                         (15,420,732)       (240,625,905)
---------------------------------------------------------------------------
Net increase                                32,109,579        $525,919,975
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,228,548        $174,945,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,228,548         174,945,534

Shares repurchased                         (23,458,420)       (274,058,686)
---------------------------------------------------------------------------
Net decrease                                (9,229,872)       $(99,113,152)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,658,757        $406,519,159
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,641,111          76,207,071
---------------------------------------------------------------------------
                                            30,299,868         482,726,230

Shares repurchased                         (10,318,978)       (156,941,211)
---------------------------------------------------------------------------
Net increase                                19,980,890        $325,785,019
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,470,156         $30,552,700
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,470,156          30,552,700

Shares repurchased                          (3,889,741)        (46,275,844)
---------------------------------------------------------------------------
Net decrease                                (1,419,585)       $(15,723,144)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,488,243         $88,393,089
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               539,203           8,913,028
---------------------------------------------------------------------------
                                             6,027,446          97,306,117

Shares repurchased                          (1,948,869)        (29,654,981)
---------------------------------------------------------------------------
Net increase                                 4,078,577         $67,651,136
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,094,829         $13,557,127
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,094,829          13,557,127

Shares repurchased                          (1,722,706)        (20,546,761)
---------------------------------------------------------------------------
Net decrease                                  (627,877)        $(6,989,634)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,572,642         $25,337,574
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               328,480           5,433,074
---------------------------------------------------------------------------
                                             1,901,122          30,770,648

Shares repurchased                            (848,350)        (13,218,022)
---------------------------------------------------------------------------
Net increase                                 1,052,772         $17,552,626
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,353,613         $74,443,105
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                18,229             245,361
---------------------------------------------------------------------------
                                             6,371,842          74,688,466

Shares repurchased                          (2,698,888)        (33,101,661)
---------------------------------------------------------------------------
Net increase                                 3,672,954         $41,586,805
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,619,926         $89,191,354
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               202,926           3,409,752
---------------------------------------------------------------------------
                                             5,822,852          92,601,106

Shares repurchased                          (1,554,274)        (24,142,399)
---------------------------------------------------------------------------
Net increase                                 4,268,578         $68,458,707
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended July 31, 2002, a portion of the fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Justin M. Scott                    Since 2000                    Managing Director of Putnam Management
(9/16/57),
Vice President

Paul C. Warren                     Since 2001                    Managing Director of Putnam Management
(10/6/60),
Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN067-83995  2AQ/2JK/2JL/2JM  9/02

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Research Fund
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                         NAV
1 year                                                -27.47%
5 years                                                 5.18
Annual average                                          1.02
Life of fund (since class A inception, 10/2/95)        81.43
Annual average                                          9.12

Share value:                                             NAV
7/31/01                                                $14.28
7/31/02                                                $10.33
----------------------------------------------------------------------------
Distributions:      No.   Income   Capital gains   Return of capital*   Total
                     1    $0.004          --             $0.032        $0.036
----------------------------------------------------------------------------
*For the year ended July 31, 2002 a portion of the class' distribution represents a return of capital and is therefore not taxable to shareholders.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.